Pension - Net Periodic Cost and AOCI (Details) $ in Millions	12 Months Ended
Apr. 24, 2026 USD ($)
Amounts Recognized in AOCI
Prior service cost	$ 0
Net loss (gain) arising during the year	0
Effect of exchange rates	0
Total recognized in other comprehensive loss	0
Total recognized in net periodic benefit cost and other comprehensive loss	$ 7